EXHIBIT 10.3

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COLLABORATION AGREEMENT

Between

PIERIS AG

And

ALLERGAN

Effective as of

August 21, 2009

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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THIS COLLABORATION AGREEMENT (“Agreement”) is entered into on August 21, 2009 (the “Effective Date”) between

ALLERGAN SALES, LLC a Delaware Limited Liability Company, having a place of business at 2525 Dupont Drive, Irvine, California 92612, ALLERGAN, INC., a Delaware Corporation having its principal place of business at 2525 Dupont Drive, Irvine, California 92612, and ALLERGAN PHARMACEUTICALS HOLDINGS (IRELAND) LTD., (“APHI”) an Irish company, having a registered address at Longphort House, Earlsfort Centre, Lower Leeson Street, Dublin 2, Ireland (collectively, “Allergan”); and

PIERIS AG, having a principal place of business at Lise Meitner Straße 30, 85354 Freising Weihenstephan (“Pieris”) (Allergan and Pieris are referred to as the “Parties”).

PREAMBLE

WHEREAS, Pieris is the owner of a proprietary technology relating to the discovery and development of Anticalins® (as defined below) and has developed Anticalins® [***] (as defined below),

WHEREAS, Allergan is a multi-specialty healthcare company that discovers, develops, and commercializes specialty pharmaceutical, medical device, and over-the-counter products for various markets with a long history of focus of the ophthalmic market worldwide and is interested in entering into a collaboration with Pieris in relation to the development and commercialization of Anticalins® [***] in the Allergan Field (as defined below),

NOW AND THEREFORE, the Parties agree as follows.

1. DEFINITIONS

1.1 “Affiliate” means any entity that controls, is controlled by, or is under common control with a Party. An entity “controls” another if it owns more than fifty percent (50%) of the outstanding voting securities of a corporation or has a comparable equity interest in any other type of entity.

1.2 “[***]” means [***] Allergan has invented, developed, or otherwise acquired rights to use, make, or sell.

1.3 “Allergan Field” means the treatment and prevention of conditions and diseases of the eye or eye lids by local delivery of Compounds. “[***],” as used here, means [***].

1.4 “Anticalin®” means any protein derived from any Lipocalin by Pieris’ proprietary technology of selecting a target-binding Lipocalin mutein out of a randomized library as defined by the Pieris Patents.

1.5 “Commercially Reasonable Efforts” means efforts and deployment of resources consistent with the exercise of reasonable and prudent business judgment, used by Allergan for

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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any of its products that are of similar market potential at a similar stage in their product life, taking into account issues of safety and efficacy, product profile, the market potential, the competitiveness of the marketplace, the proprietary position of the product, the regulatory and reimbursement structure involved, the cost of scaling up a manufacturing process (including facility costs), the profitability of the applicable products, and any other relevant factors.

1.6 “Compound” means an Anticalin® or other protein that inhibits, partially or completely, [***].

1.7 “Confidential Information” means all information disclosed by one Party to another under this Agreement.

1.8 “Cost of Goods” or “COGS” means fully-burdened Standard Costs of supplying Compounds calculated in accordance with Pieris’s accounting methods consistently applied, which methodology will be calculated in compliance with local generally accepted accounting principles or International Financial Reporting Standards. Notwithstanding the above, COGS will not include allocation of unabsorbed costs, including, for example, costs associated with less than full or complete utilization of Pieris’s facilities.

1.9 “Data” means any and all data generated pursuant to this Agreement by the Parties, whether independently or jointly.

1.10 “Development Compound” means a Lead Compound that the JDC has selected to advance into human clinical trials. [***] is a Development Compound as of [***].

1.11 “[***]” or “[***]” means [***].

1.12 “FDA” means the U.S. Food and Drug Administration, or any Regulatory Authority that is the successor thereto.

1.13 “FTE” means the resources required to fund one full time research and/or development employee, with qualifications in the relevant field, for approximately [***] scientific hours of effort per [***].

1.14 “JDC” means the “Joint Discovery Committee” described in Section 2.

1.15 “Know-How” means all scientific information reasonably relating to the research, development, manufacture, delivery, commercialization, or any other use of the Compounds, Lead Compounds, Development Compounds, or Licensed Products relating to the Allergan Field.

1.16 “Lead Compound” is a Compound that the JDC has designated for further evaluation in the Allergan Field. [***] is a Lead Compound as of [***].

1.17 “Licensed Product” means any Development Compound for which Allergan obtains the approval from a Regulatory Authority to sell for use in the Allergan Field.

1.18 “Major Market Country” means [***].

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.19 “Modified Compound” means a Compound that Pieris modifies pursuant to Section 3.4.

1.20 “Patent Right” means, with respect to any technology, (a) all patent applications heretofore or hereafter filed or having legal force in any country to the extent and only to the extent they claim or cover such technology or the use thereof; (b) all patents that have issued or in the future issue from such applications referenced in (a) above, including without limitation utility model and design patents and certificates of invention; and (c) all divisionals, continuations, continuations-in-part, reissues, reexaminations, renewals, extensions, supplementary protection certificates or additions to any such patent applications and patents.

1.21 “Pieris Claims” mean those claims described in Section 10.3.

1.22 “Pieris Field” means all fields other than the Allergan Field.

1.23 “Pieris Patents” means a) the Patent Rights listed in Exhibit B; and b) any Patent Rights or other patent or patent application that Pieris owns or (subject to Section 5.4) is able to license to Allergan in the Allergan Field to the extent and only to the extent it claims a Licensed Product, Lead Compound, Development Compound, Modified Compound, or Compound, or methods of making, using, or delivering Licensed Products, Lead Compounds, Development Compounds, Modified Compounds, or Compounds.

1.24 “[***]” and “[***]” are those Compounds [***] set forth in Exhibit C.

1.25 “Regulatory Authority” means an agency of any government having the authority to regulate the sale, manufacture, marketing, testing and/or pricing of drugs.

1.26 “Research Plan” is that document attached hereto as Exhibit A and as amended from time to time by the JDC.

1.27 The “Standard Costs” of an item or service means the costs of raw materials, active pharmaceutical ingredient, components, labor, and overhead attributed to the production, processing, quality control, labeling, and packaging of the item or service.

1.28 “[***]” means [***].

2. JOINT DISCOVERY COMMITTEE

2.1 Within a reasonable period after the Effective Date, the Parties will establish a Joint Discovery Committee (“JDC”) comprising [***] representatives of each Party. Each Party may at any time appoint different such representatives by written notice to the other Party. Additional representatives of a Party may attend meetings in a non-voting capacity. Each Party will designate one of its representatives as a co-chair of the JDC.

2.2 The JDC will determine the strategy of the collaboration and manage research conducted pursuant to it, in so far as the collaboration pertains to Compounds and Lead Compounds, including their design and selection.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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2.3 The JDC will hold meetings at such times and places as the co-chairs may determine, provided that, unless the Parties agree otherwise, the Parties will meet in person at least once every [***] months, alternating between the research offices of each Party. All other meetings need not be in person and may be by telephone or any other method determined by the JDC. Each Party will bear its own costs associated with attending meetings.

2.4 Decisions of the JDC [***] to be [***] it will [***] and the [***] will be [***] provided that [***].

2.5 The JDC will keep accurate meeting minutes of its deliberations and will finalize them for release to the Parties within [***] days of each meeting.

2.6 The JDC will cease to function and conduct no further meetings [***] years after the Effective Date, unless otherwise agreed by the JDC.

3. CONDUCT OF THE COLLABORATION

3.1 The Parties will conduct the research described in the Research Plan (attached as Exhibit A) and as described below. The JDC may amend the Research Plan at any time, but may not (i) impose on a Party an obligation that is inconsistent with this Agreement, without that Party’s consent, or (ii) amend the Research Plan in such a way that is inconsistent with Commercially Reasonable Efforts without the unanimous consent of all JDC representatives. The JDC may not amend this Agreement. Where there is a conflict between the Research Plan and this Agreement, the provisions of this Agreement will prevail.

3.2 The Parties will conduct all activities pursuant to this Agreement in compliance with all applicable good laboratory practices, good manufacturing practices, and all laws.

Pieris Responsibilities

3.3 Pieris will at its own expense

a)	Supply Allergan for evaluation purposes within the Allergan Field with i) [***]; and ii) [***] (provided that Pieris is not prohibited from supplying [***] under any agreement concluded with any third party); and

b)	Disclose to Allergan [***].

3.4 Pieris will modify [***] supplied pursuant to Section 3.3 [***] as specified in the Research Plan or as otherwise agreed to by the JDC, in return for which Allergan will pay all costs and expenses of Pieris for performing such research at an FTE rate of US Dollars [***] $[***]) per year and to reimburse to Pieris all third party costs incurred by Pieris in connection with any such research. Notwithstanding anything to the contrary in this Agreement (such as the provisions of Section 10.3), Allergan will have the exclusive right to make, have made, use, sell, offer for sale, and import such [***] within the Allergan Field, and Pieris [***]. Before Pieris conducts any work pursuant to this section the JDC must approve it and the payment for it. Pieris will not be obliged to provide more than [***] FTEs per [***] under this Section 3.4.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3.5 On Allergan’s request, Pieris will use commercially reasonable efforts to provide to Allergan any Compounds that the JDC designates as Lead Compounds or Development Compounds, in the quantities and having the characteristics specified in the Research Plan, or in the quantities and having the characteristics as otherwise agreed to by the JDC, up to a maximum of [***] per Compound. Allergan will pay Pieris COGS [***] for all Compounds delivered to Allergan that Pieris has manufactured at its facilities.

3.6 Pieris may meet its obligations under the previous section (Section 3.5) by contracting with a third party for the manufacture of Compounds. Should Pieris do so, then (i) Allergan will pay Pieris the amount which Pieris owes to the third party in connection with the manufacture of the Compounds that Pieris supplies to Allergan (including any costs relating to any failed batch), and (ii) Allergan’s rights and remedies, and Pieris’ liability, with respect to such Compounds will be limited to the rights and remedies that Pieris has towards the third party manufacturer under its agreement with such manufacturer.

3.7 Pieris will not be obligated to carry out any [***] under the Research Plan or otherwise under this Agreement. For the avoidance of doubt, all obligations of Pieris pursuant to this Section 3 will end [***] years from the Effective Date.

Allergan Responsibilities

3.8 For a period of [***] after the Effective Date, Allergan will at its own expense:

a)	Evaluate Lead Compounds in in vitro test systems developed by Pieris and approved by the JDC;

b)	Develop analytical methods for evaluating Lead Compounds in in vivo test systems; and

c)	Perform such other obligations the Research Plan identifies.

3.9 In addition, Allergan will use Commercially Reasonable Efforts to commercialize [***]. Except as otherwise stated in this Agreement or the Research Plan, Allergan will be responsible for performing, at its sole expense, all research and development activities necessary to fulfill this obligation.

Lead Compound and Development Compound Selection

3.10 The JDC will evaluate Compounds and may at any time designate one or more Compounds as Lead Compounds.

3.11 The JDC will evaluate Lead Compounds, and may at any time designate one or more Lead Compounds as Development Compounds.

3.12 Once the JDC designates a Lead Compound as a Development Compound, [***] in accordance with its obligations pursuant to[***].

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3.13 For as long as [***], Allergan will provide to Pieris, up to [***] per [***] on Pieris’s written request, a summary of the then-current development and commercialization status as well as significant events relating to the development and commercialization of Development Compounds.

4. EXCLUSIVITY

4.1 During the term of this Agreement as well as for as long as Allergan [***], Pieris will not grant to any third party the right to make, use, sell, offer for sale, or import any Compound in the Allergan Field or transfer to a third party any Compound for the purpose of making, using, selling, offering for sale the Compound in the Allergan Field. To the extent Pieris grants to any third party any right to commercialize any Compound outside of the Allergan Field, it will include in its Agreement with the third party a specific prohibition against making, using, selling, offering for sale, and importing the Compound within the Allergan Field. mmm

4.2 For the avoidance of doubt, Pieris may make, use, sell, offer for sale, and import any Compound in the Pieris Field, and may enter into any license or other arrangement with any third party to make, use, sell, offer for sale, and import any Compound in the Pieris Field.

5. LICENSE

5.1 Pieris grants to Allergan, solely in the Allergan Field, an exclusive license under the Pieris Patents and Pieris Claims to make, have made, use, sell, offer for sale, and import Compounds, Lead Compounds, Development Compounds, Modified Compounds, and Licensed Products anywhere in the world. Such license will be exclusive even as to Pieris; Pieris may not make, have made, use, sell, offer for sale, or import Compounds, Lead Compounds, Development Compounds, Modified Compounds, or Licensed Products in the Allergan Field, except that Pieris may make and use such Compounds to perform its obligations under this Agreement.

5.2 Pieris grants to Allergan a non-exclusive license to use, for the purpose of researching, developing, making, having made, and selling Compounds in the Allergan Field, any Know-How that Pieris discloses to Allergan. For the avoidance of doubt, any such Know-How may not be used by Allergan or any of its employees in the Pieris Field.

5.3 Allergan may sublicense its rights under the preceding two sections (Sections 5.1 and 5.2) to any third party without Pieris’s consent, provided that any such third party agrees in writing to be bound by the terms of this Agreement. No such sublicense will relieve Allergan of liability for its obligations to Pieris under this Agreement.

5.4 In the event that a) Pieris licenses a Pieris Patent from a third party, and b) the license would require Pieris to [***] for Allergan’s manufacture, use, sale, or importation of Compounds, Lead Compounds, Development Compounds, Modified Compounds, or Licensed Products, if Pieris were to grant to Allergan a sublicense for such manufacture, use, sale, or importation; then [***]. If Allergan desires a sublicense, then [***] for Allergan’s manufacture, use, sale or importation of Compounds, Lead Compounds, Development Compounds, Modified Compounds, and Licensed Products; [***].

5.5 For the avoidance of doubt, Pieris has no rights to make, use, sell, offer for sale or otherwise exploit any [***], and Pieris may not prevent Allergan from making, using, selling, offering for sale or otherwise exploiting any such [***] in any way that Allergan chooses.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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6. PAYMENT

6.1 Allergan will pay to Pieris a non-refundable license and technology access fee of ten million dollars ($10,000,000) within [***] days of the Effective Date.

6.2 Allergan will pay to Pieris [***] dollars [***] $[***] days of the date on which Allergan [***]. Allergan’s [***] will not entitle Pieris to any additional payment under this section. In no event will Allergan pay to Pieris more than [***] dollars [***] $[***] under this section.

6.3 In the event that [***], then Allergan will pay to Pieris [***] dollars [***] $[***] within [***] of a) [***]; or b) [***], whichever occurs later. Only [***] – will entitle Pieris to a payment under this section. For example, if the [***] on [***] [***] dollars [***] $[***]) by [***] (the deadline being extended by one day under Section 14.11, as[***]is a Sunday). [***]. In no event will Allergan pay to Pieris more than [***] dollars [***] $[***]) under this section.

6.4 Allergan will pay to Pieris [***] dollars [***] $[***]) within [***] days of the date on which Allergan [***], after [***]. Allergan’s [***] will not entitle Pieris to any additional payment under this section. In no event will Allergan pay to Pieris more than [***]dollars[***]$[***]) under this section.

6.5 In the event that [***], then Allergan will pay to Pieris an [***] dollars ($[***]) within [***] days of a) [***]; or b) [***], whichever occurs later. Only [***], will entitle Pieris to a payment under this section. For example, [***] on [***] and [***] on [***], then Allergan will pay to Pieris [***] dollars [***] $[***]) by [***]; if [***] on [***], then Allergan will pay to Pieris [***] ($[***]) by [***]. [***]. [***] dollars [***] $ [***].

6.6 The preceding five sections (Sections 6.1, 6.2, 6.3, 6.4, and 6.5) set forth the entirety of Allergan’s monetary obligations to Pieris in connection with Allergan’s manufacture, use, or sale of Licensed Products; no additional amounts will be due for Allergan’s selling, offering for sale, manufacturing, or importing of Licensed Products. In no event will Allergan pay to Pieris more than twenty three million dollars ($23,000,000) under those sections.

6.7 All payments due under this Agreement are expressed in U.S. dollars. Allergan will pay Pieris by wire transfer to the bank and account it designates in writing to Allergan. In the event that withholding taxes apply under the laws of any jurisdiction, Allergan will be entitled to withhold from any payment due to Pieris under this Agreement any taxes that Allergan is required to pay, and such withholding will decrease by an equivalent amount the payment due to Pieris. Allergan will timely pay the amount of any taxes withheld to the proper governmental authority and provide Pieris with an official tax certificate or other evidence of tax obligation, together with proof of payment from the relevant governmental authority sufficient to enable Pieris to evidence such payment of taxes. Allergan will reasonably cooperate with Pieris in its attempts to reduce or be exempted from any taxes that Allergan withholds under this section.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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7. TERM

7.1 This Agreement is effective as of the Effective Date and will continue until Allergan pays to Pieris twenty three million dollars ($23,000,000) under Sections 6.1 to 6.5. Thereafter, Allergan will have a fully paid-up, irrevocable license to exercise the rights conferred in Section 5 without further obligation to Pieris, and this Agreement will expire. Sections 1, 4, 5, 7.6, 8.5 - 8.10, 9, 10, 11, 13 and 14 will survive any such expiration of this Agreement.

7.2 Each Party may terminate this Agreement on written notice to the other Party if any of the following occurs:

a)	the other Party files a petition in bankruptcy or the other Party is served with an involuntary petition in bankruptcy and the involuntary petition is not dismissed within [***] days; or

b)	the other Party breaches any material term of this Agreement and does not cure the breach within [***]days for non-payment of any non-disputed sums) after receipt of written notice of the breach from the non-breaching Party. For the avoidance of doubt, non-compliance by Allergan with its obligations pursuant to Section 3.9 will constitute a breach of a material term of this Agreement.

7.3 Allergan may terminate this Agreement without cause on [***] days written notice to Pieris. Termination under this section will extinguish Allergan’s obligation to make any payment under Section 6 with respect to any event that does not occur by the end of the [***]-day notice period.

7.4 Subject to Sections 7.5 - 7.7, 8.5, 8.6, 10.1 to 10.3, 10.11 to 10.14, 11, 13 and 14 which will survive any termination of this Agreement, all rights and obligations of either Party under this Agreement (including, without limitation, the licenses granted pursuant to Section 5 and the exclusivity obligations contained in Section 4) will terminate on the effective date of any termination of this Agreement.

7.5 Promptly after termination of this Agreement pursuant to Section 7.2 or 7.3, each Party will at the request of the other Party return or destroy any Confidential Information of the other Party in accordance with that Party’s instructions, except that a Party may retain one copy of the information for archival purposes.

7.6 The termination or expiration of this Agreement, in whole or in part, will be without prejudice to (a) the right of Pieris to receive all amounts accrued hereunder prior to the effective date of such termination or expiration and (b) any other remedies as may now or hereafter be available to any Party, whether under this Agreement or otherwise.

7.7 In the event that Pieris terminates this Agreement under Section 7.2 or Allergan terminates this Agreement under Section 7.3, then Pieris (and any person to whom Pieris may license or transfer rights in any Compound, Lead Compound, Development Compound, Modified Compound or Licensed Product) will have the right to reference for no consideration any Data

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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submitted by Allergan to any regulatory authority to the extent reference to such Data is required for any regulatory filing in connection with the research, development or commercialization of that Compound, Lead Compound, Development Compound, Modified Compound or Licensed Product. This section does not obligate Allergan to continue or otherwise maintain any regulatory filings following termination of this Agreement, nor does it obligate Allergan to convey to Pieris any rights to any regulatory filing. Furthermore, in no event will Allergan be obligated to convey to Pieris any rights to any [***].

8. MAINTENANCE, REPORTING, AND REGULATORY SUPPORT

8.1 Within [***] days of the Effective Date, Pieris will disclose to Allergan all Know-How that Pieris owns or otherwise controls, provided that Pieris is not prohibited from disclosing such Know-How under any agreement concluded with any third party. Thereafter, and until the expiration of the [***] year following the Effective Date, Pieris will disclose to Allergan any additional Know-How that Pieris is allowed to disclose within a reasonable period of time after Pieris creates or otherwise acquires such Know-How. After the expiration of the [***] year following the Effective Date, Pieris will disclose to Allergan, on Allergan’s reasonable request, any Know-How that may facilitate Allergan’s development of Compounds, Development Compounds, or Licensed Products under this Agreement.

8.2 At least once per quarter, or as frequently as the JDC may otherwise determine, Pieris will provide Allergan with written reports setting forth a summary and interpretation of Data it obtains in performing research pursuant to this Agreement. The report will contain such other information as determined by the JDC.

8.3 Pieris will create and maintain complete and accurate written records of Data obtained under this Agreement, for as long as required under applicable law, or until the termination or expiration of this Agreement, whichever is longer, and will make such records available to Allergan for inspection and copying (at Allergan’s expense) during regular business hours on reasonable advance notice.

8.4 Representatives of Allergan may, on reasonable notice and at times reasonably acceptable to Pieris, visit for any purpose determined by the JDC those facilities of Pieris where it conducts activities under this Agreement.

Ownership of Data

8.5 Pieris will solely own all Data it generates alone or generates jointly with Allergan relating to the synthesis, discovery, design or manufacture of Compounds, and will grant to Allergan an exclusive right to use such Data to research, develop, make, have made, and sell Compounds within the Allergan Field. Pieris will have the right to use such Data for any purpose outside the Allergan Field, provided that such use is not inconsistent with any other provision of this Agreement.

8.6 Notwithstanding Section 8.5, Allergan will solely own all Data it generates alone or generates jointly with Pieris relating to [***], or the combination of [***], and will grant to Pieris a non-exclusive right to use such Data for the purpose of conducting research pursuant to this Agreement. Subject to Section 10.12, Allergan will have the right to use the Data for any purpose.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Regulatory Rights and Cooperation Regarding Regulatory Matters

8.7 [***] will determine all regulatory plans and strategies for [***] in the Allergan Field (which plans and strategies will be in compliance with Section 3.9), and will [***] submit to and prosecute before Regulatory Authorities any matter with respect to Compounds, Lead Compounds, Development Compounds, Modified Compounds, and Licensed Products in the Allergan Field. Allergan will own all submissions to and approvals granted by Regulatory Authorities. Allergan will inform Pieris of any such submissions or approvals.

8.8 Notwithstanding any provision in this Agreement to the contrary, Allergan may disclose any Confidential Information to any Regulatory Authority.

8.9 The Parties will disclose to each other any information showing that any Development Compound or Licensed Product that the Parties are both developing or commercializing, in any field, are associated with any serious adverse event in any human. The Parties will disclose this information as soon as practical after acquiring it, and at most [***] days. In connection with humans, “serious adverse event” has the same meaning as that term in International Conference on Harmonisation, Guideline for Industry, Clinical Safety Data Management: Definitions and Standards for Expedited Reporting (March, 1995). Within a reasonable time, but no later than [***] months after the Effective Date, the Parties will negotiate an agreement establishing additional procedures for the exchange of such information.

8.10 [***] will make its employees and others working on its behalf reasonably available to consult with [***] and with any Regulatory Authority on any issue arising under this Agreement, [***].

9. MANUFACTURE OF COMPOUNDS

9.1 Allergan will have the right to manufacture or have a third party manufacture all of Allergan’s requirements of Compounds for pre-clinical studies, clinical trials, and for commercial sale, without further obligation to Pieris. At Allergan’s request, Pieris will reasonably assist Allergan, at Allergan’s expense, in manufacturing or having manufactured the Compounds, including disclosing to Allergan or the third party such Know-How that is reasonably necessary to manufacture the Compound. If not already conveyed to Allergan under Section 5, Pieris will convey to Allergan such rights that Pieris owns or is able to license to Allergan (subject to Section 5.4) as are required for Allergan to manufacture the Compounds or have the third party manufacture them; such rights will include[***] in accordance with [***] set forth in that agreement, [***]. If Allergan wishes to [***]. The Parties agree that it is the goal of Pieris and Allergan that [***] in relation to the Compounds as soon as possible following the execution of this Agreement, and both Parties will cooperate to achieve such goal.

9.2 As a condition of any disclosure of Pieris Know-How from Allergan to a third party, the third party must agree to be bound by an agreement obligating it to maintain the Know-How in confidence under substantially the same terms as those set forth in Section 11 and not to use such Know-How for any purposes outside of the Allergan Field.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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10. INTELLECTUAL PROPERTY

Ownership

10.1 Each Party will solely own any invention it solely invents. The Parties will jointly own any invention they jointly invent. Allergan will have the exclusive right to use and commercialize (including by way of license or transfer of rights) any joint invention in the Allergan Field, and Pieris will have the exclusive right to use and commercialize (including by way of license or transfer of rights) any joint invention in the field of [***]. In all other fields [***], no Party will be entitled to use or commercialize (including by way of license or transfer of rights) any joint invention without the consent of the other Party.

10.2 Notwithstanding the preceding section (Section 10.1), Allergan will solely own all inventions Allergan invents alone or jointly with Pieris relating to [***], whether [***] or other [***].

10.3 Subject to the restrictions applicable to Modified Compounds as set forth in Section 3.4, Allergan hereby grants to Pieris an exclusive license, with the right to sublicense, to make, have made, use, sell, offer for sale, and import in the field [***] all joint inventions relating to Compounds, Lead Compounds, Development Compounds, or Licensed Products or their respective synthesis, discovery, design, or manufacture [***]. A claim of any patent or patent application defining such inventions will be a “Pieris Claim.”

10.4 Each Party will promptly disclose to the other Party any inventions that are jointly owned pursuant to Sections 10.1 and 10.2. In addition, each Party will ensure in its contracts with its employees, agents, consultants or contractors that the ownership rights set forth in Sections 10.1 and 10.2 be conferred on the other Party.

Prosecution

10.5 Pieris will be responsible for drafting, prosecuting, and maintaining (all of these activities will be referred to as “Prosecuting”), at its expense, the Pieris Patents.

10.6 Pieris will provide Allergan with copies of any documents received or prepared in connection with the Prosecution of the Pieris Patents which are material to Allergan’s rights hereunder and will inform Allergan of the progress of it. Before filing in connection with the Prosecution of the Pieris Patents any document with a patent office which is material to Allergan’s rights hereunder, Pieris will provide a copy of the document to Allergan sufficiently in advance of any deadline for filing it, and Pieris will give due consideration to any comments that Allergan may have. Pieris will moreover not unreasonably decline to file within the patent office of any country any claim or claim amendment (drafting a new application, if necessary) materially affecting Allergan’s rights under this Agreement that Allergan reasonably requests Pieris to file (provided that Allergan will reimburse to Pieris all reasonable external costs incurred by Pieris as a result of such request, to the extent that such costs are incurred for the purpose of filing or

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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prosecuting claims covering inventions within the Allergan Field or, in relation to Modified Compounds only, covering claims within and outside of the Allergan Field), and Pieris will use commercially reasonable efforts to prosecute such claims to issuance. Allergan’s request will be reasonable, and Pieris will have no reasonable grounds for declining it, if it relates to a Modified Compound, if it relates to the use (including, for example, the delivery) of a Compound in the Allergan Field, or if it relates to an application that Pieris has filed and there is support in the application for such claim (the foregoing is not an exhaustive list; there may be other requests that are reasonable), provided that the request complies with the terms of this Agreement (including Section 10.12). Any such claims will be regarded as Pieris Patents and be subject to the license granted to Allergan under Section 5 above. Pieris will not reasonably do or fail to do anything that will render any Pieris Patent unenforceable.

10.7 The Parties will confer regarding where to Prosecute the Pieris Patents, but, at a minimum and subject to Section 10.8, Pieris will Prosecute the Pieris Patents in [***]; Pieris will [***].

10.8 In the event that Pieris elects not to Prosecute in any country any Patent Right under the Pieris Patents, including an application containing a claim that Allergan reasonably requests Pieris to file under Section 10.6, Pieris will give Allergan at least [***] days notice before any relevant deadline and provide to Allergan all information reasonably relating to such Patent Right. Allergan will have the right, exercisable within [***] days of such notice, to take an assignment and to control the further Prosecution of such Patent Right, at Allergan’s expense, provided that Pieris will retain a royalty-free, milestone-free, irrevocable, non-exclusive license (with the right to sub-license) to such Patent Right in the Pieris Field.

10.9 The Parties will confer regarding the desirability of seeking in any country any supplemental patent protection (e.g., such as that afforded by a supplemental patent certificate) or patent term extension in connection with any Pieris Patent or any Pieris Claim. Pieris will, however, not be obliged to seek Allergan’s consent to apply or not to apply for any such extension or protection for any Pieris Patent and Allergan will not apply for any such extension or protection for any Pieris Patent without Pieris’ prior written consent. Allergan may, however, apply for any patent term extension or supplemental patent protection for any Pieris Claim without Pieris’s consent, and may request that Pieris apply for such extension or protection, in which case Pieris will do so, in return for which Allergan will reimburse to Pieris all reasonable external costs incurred by Pieris for the application.

10.10 Allergan may apply for any patent term extension or supplemental patent protection without Pieris’s consent for any Pieris Patent specifically relating to a Modified Compound or its manufacture or use [***], and may request that Pieris apply for such extension or protection, in which case Pieris will do so, in return for which Allergan will reimburse to Pieris all reasonable external costs incurred by Pieris for the application, so long as such application (whether by Allergan or Pieris) does not preclude Pieris from obtaining for a Pieris Patent a patent term extension or supplemental patent protection with respect to a) [***] and [***]; or b) any Anticalin, other than a Modified Compound, that Pieris, whether by itself or through a third party (such as, e.g., a licensee), is testing in a human clinical trial or is selling to the public.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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10.11 Allergan will be responsible for Prosecuting, at its expense, Patent Rights claiming joint inventions. Allergan will provide Pieris with copies of any documents received or prepared in connection with the Prosecution of the Patent Rights claiming joint inventions and will inform Pieris of the progress of it. Before filing any document with a patent office in connection with the Prosecution of such Patent Rights, Allergan will provide a copy of the document to Pieris sufficiently in advance of any deadline for filing it, and Allergan will give due consideration to any comments that Pieris may have. The foregoing notwithstanding, Allergan will not reasonably do or fail to do anything that will render any such Patent Rights unenforceable.

10.12 Notwithstanding Section 10.11, Allergan will not be entitled to use any Data for the purposes of or in connection with any patent application which includes patent claims outside of the Allergan Field.

10.13 In the event that Allergan elects not to Prosecute in any country any Patent Rights claiming joint inventions, Allergan will give Pieris [***] days notice before any relevant deadline and provide to Pieris all information reasonably relating to Patent Rights. Pieris will have the right, exercisable within [***] days of such notice, to take an assignment and to control the further Prosecution of such Patent Right, at Pieris’ expense, provided that (i) Allergan will retain a royalty-free, milestone-free, irrevocable, non-exclusive license (with the right to sub-license) to such Patent Right in the Allergan Field and (ii) such Patent Right will be regarded as “Pieris Claim” for the purposes of Section 6.

10.14 Each Party will, and will cause its employees, agents, consultants and contractors to, execute such documents and take such other actions as reasonably necessary or appropriate to enable the other Party to document its ownership in, or Prosecute, Patent Rights in accordance with the provisions of this Section 10.

Infringement by Third Parties

10.15 The Parties will promptly notify each other of any actual or threatened infringement of the Pieris Patents and of any Pieris Claims solely owned by Pieris or jointly owned by the Parties.

10.16 Allergan will have the exclusive right to bring and control, at its expense, any proceeding before any government or private tribunal (“Infringement Action”) to remedy the infringement of any Pieris Patent or Pieris Claim in the Allergan Field. Pieris will have the right, at its own expense and by counsel of its choice, to be represented in any such action. Allergan will be entitled to [***] of any recovery realized as a result of any such Infringement Action ([***]).

10.17 Pieris will have the exclusive right to bring and control, at its expense, any Infringement Action to remedy the infringement of any Pieris Patent or Pieris Claim in the Pieris Field. Allergan will have the right, at its own expense and by counsel of its choice, to be represented in any such action. Pieris will be entitled to [***] of any recovery realized as a result of any such Infringement Action ([***]).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Infringement of Third-Party Rights

10.18 The Parties will promptly notify each other of any allegation that any activity pursuant to this Agreement infringes or may infringe the intellectual property rights of any third party.

10.19 In any allegation that the manufacture or sale of Licensed Products infringes an intellectual property right, Allergan will have the exclusive right to control, at its expense, the defense of any claim involving such allegation.

10.20 The Parties will cooperate in all respects with one another in prosecuting or defending any action pursuant to this section.

11. CONFIDENTIALITY AND PUBLICATION

11.1 During the term and for [***] years thereafter each Party will not disclose or use any Confidential Information unless allowed to do so under this Agreement. Each Party will promptly notify the other on discovering any unauthorized disclosure or use of Confidential Information.

11.2 The obligations of non-disclosure and non-use contained in this section will not apply to the extent that the Party receiving the Confidential Information can establish that

a)	the information is publicly known, or becomes publicly known through no breach of this Agreement;

b)	the Party knew the information before receiving it from the disclosing Party;

c)	the Party received the information from a third party not bound to the disclosing Party by any obligation of non-disclosure;

d)	the Party independently develops the information without using any Confidential Information; or

e)	the Party is required to disclose the information by law, provided that the Party i) as soon as practical before the disclosure, notifies the other Party; and ii) takes all reasonable steps to limit the disclosure.

11.3 This Agreement and its terms will be considered Confidential Information of both Parties. Unless required by law, neither Party may make any public announcement relating to this Agreement or the activities that the Parties conduct pursuant to it, without prior written consent of the other Party, such consent not to be unreasonably withheld. Pieris will be allowed to issue a press release in connection with the signing of this Agreement. The details of such press release will be agreed with Allergan prior to its release.

11.4 Should a Party wish to publish any research relating to this Agreement or that otherwise contains Confidential Information, the Party will submit a copy of the proposed publication to the JDC and the other Party at least [***] days before submitting the publication to a journal or other forum or otherwise disclosing it. The JDC and the reviewing Party may [***].

11.5 Neither Party may use the name or mark of the other Party without prior written consent of the other Party.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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12. REPRESENTATIONS AND WARRANTIES

12.1 Each Party represents to the other that as of the Effective Date:

a)	it is duly organized and validly existing under the laws of its state of incorporation and has full authority to enter into this Agreement;

b)	the execution and performance of this Agreement does not conflict with any other agreement, oral or written, to which it is a party.

12.2 Pieris represents that as of the Effective Date:

a)	it is the sole owner of the Pieris Patents listed in Exhibit B and has sufficient rights to grant the licenses of Section 5;

b)	to its knowledge, no third party has any rights in the Pieris Patents, any Pieris Know-How disclosed hereunder, or any Compounds that would impair Allergan’s rights under this Agreement;

c)	there are no unresolved claims that Pieris’s manufacture, use, sale, offer for sale, or importation of any Compound infringes or may infringe any third party patents or other intellectual property right;

d)	the Pieris Patents are applied or registered as indicated in Exhibit B, and are not the subject of any interference or opposition proceeding or any litigation;

e)	it has disclosed to Allergan in Exhibit E [***]; and

f)	has disclosed to Allergan all patents and patent applications which Pieris knows would be infringed by the use, sale, offer for sale, manufacture, or importation of Compounds.

12.3 Except for the warranties set forth in Sections 12.1 and 12.2, neither Party makes any warranties, written, oral, express or implied, under this Agreement, and each Party disclaims all other warranties, express or implied, including, without limitation, implied warranties of merchantability, fitness for a particular purpose and non-infringement.

12.4 EXCEPT FOR THOSE CLAIMS OF A THIRD PARTY AS MAY BE PAYABLE PURSUANT TO THIS AGREEMENT, PIERIS WILL NOT BE LIABLE TO ALLERGAN FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT, OR OTHERWISE. IN ANY EVENT, PIERIS TOTAL AGGREGATE LIABILITY UNDER THIS AGREEMENT WILL BE LIMITED TO THE PAYMENTS ACTUALLY RECEIVED FROM ALLERGAN PURSUANT TO SECTION 6.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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13. INDEMNIFICATION

13.1 Allergan will defend, indemnify and hold Pieris, its officers, directors, employees and agents harmless from any losses, damages, or expenses (including reasonable attorneys’ and professional fees and other expenses of litigation) arising out of claims brought by a third party as a result of activities of Allergan under this Agreement, except to the extent such losses, damages, or expenses are caused by or result from the negligent or intentional acts or omissions of Pieris, its officers, directors, agents, or employees, or are caused by or result from the material breach by Pieris of this Agreement.

13.2 Pieris will defend, indemnify and hold Allergan, its officers, directors, employees and agents harmless from any losses, damages, or expenses (including reasonable attorneys’ and professional fees and other expenses of litigation) arising out of claims brought by a third party as a result of any negligent or intentional acts or omissions of Pieris, its officers, directors, agents, or employees, or any material breach by Pieris of this Agreement.

14. General Provisions

14.1 Governing Law. This Agreement will be governed by the laws of England and Wales.

14.2 Disputes. In the event of any controversy, claim or counterclaim arising out of or in relation to this Agreement (other than those disputes subject to the resolution procedure described in Section 2.4), the Parties will first attempt to resolve such controversy or claim through good-faith negotiation between Pieris’ CEO and Allergan’s Executive Vice President, Research and Development, for a period of not less than [***] days following written notification of such controversy or claim to the other Party. If such controversy or claim cannot be resolved by means of such negotiations during such period, then it will be [***]. [***].

14.3 Notices. Any notice made pursuant to this Agreement will be effective only if made in writing and delivered to all of the addresses below:

If to Pieris:

1.	Chief Executive Officer

Pieris AG

Lise-Meitner-Straße 30

85354 Freising-Weihenstephan

Germany

+49 (0) 8161 14 11 444 fax

+49 (0) 8161 14 11 400 tel.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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If to Allergan:

1.	Exec. Vice President, Research and Development Allergan, Inc. 2525 Dupont Drive Irvine, California, 92623 (714) 246-4971 fax (714) 246-4919 tel.	2.	General Counsel Allergan, Inc. 2525 Dupont Drive Irvine, California, 92623 (714) 246-4971 fax (714) 246-4535 tel.

3.	Allergan Sales, LLC 2525 Dupont Drive Irvine, California, 92623	4.	Allergan Pharmaceuticals Holdings (Ireland) Ltd Longphort House, Earlsfort Centre Lower Leeson Street Dublin 2, Ireland

The notice will be effective upon delivery. A Party may change the delivery addresses by notice to the other Party.

14.4 Entire Agreement. This Agreement embodies the entire agreement between the Parties and supersedes any prior agreements between them (including, in particular, [***]). This Agreement may be modified in writing only.

14.5 Non-Waiver. The failure of a Party in any one or more instances to insist upon strict performance of any terms of this Agreement will not constitute a waiver of the right to assert such terms on any future occasion.

14.6 Disclaimer of Agency. Neither Party is the representative of the other, and neither Party has the authority to bind the other Party to any obligation to any third party.

14.7 Severability. If a court or government agency of competent jurisdiction holds that any provision of this Agreement is invalid or unenforceable, then that provision will be severed and the remainder of the Agreement will continue in full force. To the extent possible, the Parties will revise such severed provision in a manner that comes closest to the original intention of the Parties and will render it valid.

14.8 Assignment. Either Party may assign this Agreement as part of a sale of substantially all of the Party’s capital stock or assets. Neither Party may assign its interest in this Agreement in whole or in part for any other reason without the prior written consent of the other Party, such consent not to be unreasonably withheld. The foregoing notwithstanding, either Party may assign this Agreement, in whole or in part, to any of its Affiliates.

14.9 Force Majeure. Neither Party will be liable for any failure to perform any obligation of this Agreement caused by the effects of fire, earthquake strike, war (declared or undeclared), insurrection, government action or inaction, force majeure, or other causes reasonably beyond its control and without its fault, but the Party failing to perform will use all reasonable efforts to resume performance of this Agreement as soon as feasible.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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14.10 Counterparts. This Agreement may be executed in two or more counterparts and transmitted to each Party by facsimile, email, or any other means, and each such counterpart, when executed, will be as effective an original copy, and together the counterparts will constitute one document.

14.11 Whenever the deadline for taking any action under this Agreement falls on a Saturday, Sunday, or bank holiday, a Party may, without penalty, take that action on the succeeding day that is not a Saturday, Sunday, or bank holiday.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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The Parties execute this Agreement by signing below:

ALLERGAN SALES, LLC			PIERIS AG

By:	/s/ David M. Lawrence	By:	/s/ Claus Schalper

Name:	David M. Lawrence	Name:	Claus Schalper

Title:	Vice President	Title:	CEO / CFO

ALLERGAN, INC.		ALLERGAN PHARMACEUTICAL HOLDINGS (IRELAND) LTD.

By:	/s/ Scott M. Whitcup, M.D.	By:	/s/ Jim Hindman

Name:	Scott M. Whitcup	Name:	Jim Hindman

Title:	Executive Vice President,	Title:	Managing Director
Research and development

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT A

ALLERGAN AND PIERIS DISCOVERY RESEARCH PLAN

Introduction

Ocular diseases, [***].

[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT B

PIERIS PATENTS

[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT C

[***] [***] [***]

[***]

[***]

[***]: [***]

[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT D

[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT E

[***]

[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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